UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 1, 2016

OCEANFIRST FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-11713	22-3412577
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

975 HOOPER AVENUE, TOMS RIVER, NEW JERSEY 08753

(Address of principal executive offices, including zip code)

(732)240-4500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 140.13e-4(c))

ITEM 7.01	REGULATION FD DISCLOSURE

OceanFirst Financial Corp. (the “Company”) is scheduled to make presentations to current and prospective investors on August 2, 2016 at the Keefe Bruyette & Woods Community Bank Investor Conference. Attached as Exhibit 99.1 of this Current Report on Form 8-K is a copy of the presentation which the Company will make available at the presentation and will post on its website at www.oceanfirst.com.

The preceding information, as well as Exhibit 99.1 referenced therein, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 8.01	OTHER EVENTS

On August 1, 2016, the Company issued a press release announcing that it will be presenting at the Keefe Bruyette & Woods Community Bank Investor Conference on August 2, 2016. The press release is attached hereto as exhibit 99.2 and is incorporated into this Item 8.01 by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) EXHIBITS

99.1	Investor Presentation dated August 2016.

99.2	Press Release dated August 1, 2016.

Forward-Looking Statements

This Report contains forward-looking statements. These forward-looking statements may include: management plans relating to the previously announced pending acquisition (the “Transaction”) of Ocean Shore Holding Co. (“Ocean Shore”); the expected timing of the completion of the Transaction; the ability to complete the Transaction; the ability to obtain any required regulatory, shareholder or other approvals; any statements of the plans and objectives of management for future operations, products or services, including the execution of integration plans relating to the Transaction and the recently completed acquisition of Cape Bancorp, Inc. by the Company; any statements of expectation or belief; projections related to certain financial metrics; and any statements of assumptions underlying any of the foregoing. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time and are beyond our control. Forward-looking statements speak only as of the date they are made. Neither the Company nor Ocean Shore assumes any duty and does not undertake to update forward-looking statements. Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those that the Company or Ocean Shore anticipated in its forward-looking statements and future results could differ materially from historical performance. Factors that could cause or contribute to such differences include, but are not limited to, those included under Item 1A “Risk Factors” in the Company’s Annual Report on Form 10-K, those included under Item 1A “Risk Factors” in Ocean Shore’s Annual Report on Form 10-K, those disclosed in the Company’s and Ocean Shore’s respective other periodic reports filed with the Securities and Exchange Commission (“SEC”), as well as the possibility: that expected benefits of the Transaction and the Cape acquisition may not materialize in the timeframe expected or at all, or may be more costly to achieve; that the Transaction may not be timely completed, if at all; that prior to the completion of the Transaction or thereafter, the Company’s and Ocean Shore’s respective businesses may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies related to the Transaction and the Cape acquisition; that required regulatory, shareholder or other approvals are not obtained or other customary closing conditions are not satisfied in a timely manner or at all; reputational risks and the reaction of the companies’ shareholders, customers, employees and other constituents to the Transaction; and diversion of management time on merger-related matters. For any forward-looking statements made in this report or in any documents, the Company and Ocean Shore claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results.

Additional Information about the Transaction

This report is being made in respect of the proposed Transaction involving the Company and Ocean Shore. This material is not a solicitation of any vote or approval of the Company’s or Ocean Shore’s shareholders and is not a substitute for the joint proxy statement/prospectus or any other documents which the Company and Ocean Shore may send to their respective shareholders in connection with the proposed Transaction. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities.

In connection with the proposed Transaction, the Company intends to file a registration statement on Form S-4 containing a joint proxy statement/prospectus and other documents regarding the proposed Transaction with the SEC. Before making any voting or investment decision, the respective investors and shareholders of the Company and Ocean Shore are urged to carefully read the entire joint proxy statement/prospectus when it becomes available and any other relevant documents filed by either company with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about the Company, Ocean Shore and the proposed Transaction. Investors and security holders are also urged to carefully review and consider each of the Company’s and Ocean Shore’s public filings with the SEC, including but not limited to their Annual Reports on Form 10-K, their proxy statements, their Current Reports on Form 8-K and their Quarterly Reports on Form 10-Q. When available, copies of the joint proxy statement/prospectus will be mailed to the respective shareholders of the Company and Ocean Shore. When available, copies of the joint proxy statement/prospectus also may be obtained free of charge at the SEC’s web site at http://www.sec.gov, or by directing a request to OceanFirst Financial Corp., 975 Hooper Avenue, Toms River, New Jersey 08753, Attn: Christopher D. Maher.

Participants in the Solicitation

The Company, Ocean Shore and certain of their respective directors and executive officers, under the SEC’s rules, may be deemed to be participants in the solicitation of proxies of the Company’s and Ocean Shore’s shareholders in connection with the proposed Transaction. Information about the directors and executive officers of the Company and their ownership of the Company common stock is set forth in the proxy statement for the Company’s 2016 Annual Meeting of Shareholders, as filed with the SEC on

Schedule 14A on April 26, 2016. Information about the directors and executive officers of Ocean Shore and their ownership of Ocean Shore’s common stock is set forth in the proxy statement for Ocean Shore’s 2016 Annual Meeting of Shareholders, as filed with the SEC on Schedule 14A on April 19, 2016. Additional information regarding the interests of those participants and other persons who may be deemed participants in the solicitation of proxies of the Company’s and Ocean Shore’s shareholders in connection with the proposed Transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed Transaction when it becomes available. Once available, free copies of the joint proxy statement/prospectus may be obtained as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANFIRST FINANCIAL CORP.

/s/ Michael Fitzpatrick
Michael Fitzpatrick
Executive Vice President and
Chief Financial Officer

Dated: August 1, 2016

Exhibit Index

Exhibit	Description

99.1	Investor Presentation dated August 2016.

99.2	Press Release dated August 1, 2016.